Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

(the “Company”)

Supplement dated May 30, 2023, to the Prospectus and Statement of

Additional Information of the Company, each dated October 1, 2022,

as supplemented to date

Effective immediately, SunAmerica Asset Management, LLC, the administrator to the Company’s Funds and the subadviser to certain of the Company’s Funds, and AIG Capital Services, Inc., the distributor to the Company’s Funds, have moved from Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 to the following new address:

30 Hudson Street

16th Floor

Jersey City, NJ 07302

All references to the prior address should be replaced with the new address listed above.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

VL3179IN3 (5/23)